Exhibit 10.40

PROMISSORY NOTE

$2,501,225.00	August 26, 2020

FOR VALUE RECEIVED, the undersigned, jointly and severally (individually and collectively, “Borrower”), as maker, having its principal place of business at 16 Berryhill Road, Suite 200 Columbia, SC 29210 , hereby unconditionally promises to pay to the order of DLP LENDING FUND LLC, a Delaware limited liability company, as lender, having an address at 95 Highland Avenue, St. Augustine, FL 32095 (together with its successors and assigns, collectively, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED ONE THOUSAND TWO HUNDRED TWENTY FIVE and 30/100 Dollars ($2,501,225.00), or so much thereof as is advanced pursuant to that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may be amended, modified, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time, this “Note”) at the Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1 – PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note and all other amounts due under the Loan Agreement and other Loan Documents from time to time outstanding without relief from valuation and appraisement laws at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and other Loan Documents shall be due and payable, in all events, on the Maturity Date. The obligations of each Borrower or party under this Note shall be joint and several.

ARTICLE 2 – DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender, if any payment required in this Note is not paid (a) on or prior to the date when due, (b) on the Maturity Date or (c) on the happening of any other Event of Default.

ARTICLE 3 – LOAN DOCUMENTS

This Note is secured by the Security Instrument and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4 – SAVINGS CLAUSE

Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

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ARTICLE 5 – NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6 – WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment, of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. Nothing in the foregoing two sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, as applicable, which may be set forth in the Loan Agreement, the Security Instrument or any other Loan Document.

ARTICLE 7 – TRANSFER

Upon the transfer of this Note in whole or in part, Borrower hereby waiving notice of or consent to any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights (and liabilities arising thereafter) herein or under Legal Requirements of and given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8 – GOVERNING LAW AND WAIVER OF TRIAL BY JURY

This Note shall be governed in accordance with the terms and provisions of Section 10.3 and Section 10.7 of the Loan Agreement.

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ARTICLE 9 – NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 10

TRANSACTION ASSIGNMENT AND REGISTRAR

I. ASSIGNMENTS, PARTICIPATIONS

A. Assignments by Lender, etc. Subject to compliance with this Article 10, any Lender may on or after the date hereof sell and assign, or pledge, hypothecate or encumber, all or any portion of its Loans and all other Obligations with respect thereto, to or with Persons as may be selected by such Lender in its sole and absolute discretion (each an “Assignee”) and on terms and conditions satisfactory to in its sole and absolute discretion (which shall include the execution and delivery by the Assignee of assignment documentation in form and substance satisfactory to such assigning Lender). Borrower shall cooperate in all reasonable respects with such Lender in connection with the sale and assignment, or pledge, hypothecation or encumbrance, of all or any portion of such Lender’s interest in the Loan, and shall, in connection therewith, promptly execute and deliver such documents as may be reasonably requested by such Lender; provided, that such cooperation shall not include reimbursement of any Lender or any Assignee for any costs incurred in connection with such assignment or related documents.

A. Effect of Assignment. Pursuant to any assignment or participation of all or any portion of a Lender’s Loan as contemplated in this Article 10 to any Assignee, such Lender (a) may, subject to compliance with this Article 10, transfer its obligations hereunder and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Obligations) and, except as otherwise specified herein, any Assignee shall succeed to the rights and obligations of Lender hereunder in respect of the transferred portion, and (b) shall relinquish its rights and be released from its obligations hereunder and under this Agreement and the other Loan Documents as to the transferred portion of its interest in the Loan.

B. Assignments by Borrower. No Borrower shall have any right to assign its rights or obligations hereunder or under the other Loan Documents or any interest herein or therein without the prior written consent of Lender and each of its successors and assigns, which consent may be withheld by in their sole and absolute discretion. Any attempted or purported assignment in contravention of this Article 10 shall be null and void ab initio.

C. Participations. Subject to compliance with this Article 10, any Lender may at any time, without the consent of, or notice to, Borrower, sell to one or more Persons as may be selected by such Lender in its sole and absolute discretion a participation (each a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the interest in the Loan owing to it); provided that (a) such Lender’s obligations under this Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other Parties hereto for the performance of such obligations, (c) Borrower shall continue to deal solely and directly with Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents, and (d) no Participant shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by Borrower or any other party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loan or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of any amount hereunder, to the extent subject to such participation.

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II. REGISTRATION

A. Registered Obligation. Borrower hereby acknowledges and makes this Note (if any) a registered obligation for United States withholding tax purposes. DLP Lending Fund LLC, as Borrower’s non-fiduciary agent for this purpose, shall be the registrar for this Note (if any) (the “Registrar”) with full power of substitution. In the event the Registrar becomes unable or unwilling to act as registrar under this Agreement, Borrower shall reasonably designate a successor Registrar.

B. Register. The Registrar shall maintain, or cause to be maintained, a register (the “Register”) for the recordation of the names and addresses of each Lender and any Assignee of all or any portion of such Lender’s interest in the Loan and the principal amount outstanding of the Loan (and stated interest accrued but unpaid thereon) (the “Registered Loan”) held by Lender and each Assignee from time to time. Borrower, each Lender and each Assignee shall treat each Person whose name is recorded in the Register as a “Lender” hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower at any reasonable time and from time to time upon reasonable prior notice.

C. Registration of Assignment. A Registered Loan (and the registered Note evidencing the same, if any) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered Note, if any, shall expressly so provide), which registration the Registrar shall effect immediately upon receipt of assignment documentation. Any assignment or sale of all or part of such Registered Loan (and the registered Note evidencing the same, if any) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered Note evidencing the same, if any, duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered Note, if any, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered Note evidencing the same, if any), Borrower shall treat the Person in whose name such Registered Loan (and the registered Note evidencing the same, if any) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

D. Participant Register. If any Lender sells a participation or participations in the Loan to a Participant, such Lender shall report such sale of a participation to the Registrar and the Registrar shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and the address of each Participant and the principal amounts of each Participant’s participation interest in the Loan (or other rights or obligations) held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation interest as the owner thereof for all purposes notwithstanding any notice to the contrary. In maintaining the Participant Register, the Registrar shall be acting as the agent of Borrower solely for purposes of applicable United States federal income tax law and undertakes no duty, responsibility or obligation to Borrower and, without limitation, in no event shall the Registrar be a fiduciary of Borrower for any purpose, except that the Registrar shall maintain the Participant Register and, upon reasonable prior notice from Borrower, shall make the Participant Register available for inspection by Borrower at any reasonable time and from time to time.

[The Remainder of the Page is Intentionally Blank]

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IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note as of the day and year first above written.

BORROWER:

Kaja Holdings 2, LLC,
a Delaware limited liability company

/s/ Michael P. Beys
By:	Michael P. Beys, in his capacity as President of US Home Rentals, LLC, the sole member of Kaja Holdings 2, LLC

Signature Page – Promissory Note

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